0© 2021 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L First Quarter Fiscal Year 2022 EXHIBIT 99.2

1© 2021 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2022 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2021 (the “2021 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2021 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and • Competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2021 | Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2022, the Company revised the foreign exchange rates used to present segment revenues, Closed sales, and supplemental reporting, to further allocate the foreign exchange impact to the individual segment revenue metrics. The presentation of segment revenues and Closed sales for fiscal year 2020 and fiscal year 2021 provided has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2021 | Key messages Recurring revenue grew 16% propelled by revenue from Closed sales, robust Governance trends, and the continued successful integration of Itiviti Broadridge is executing its strategy across Governance, Capital Markets, and Wealth & Investment Management Reaffirming fiscal year 2022 guidance, including double-digit Recurring revenue and Adjusted EPS growth, and remain well positioned to achieve the higher end of our three-year financial objectives Broadridge delivered strong first quarter results1 2 3 4

4© 2021 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance Grow Capital Markets Build Wealth & Investment Mgmt. $410M +11% YoY $209M +34% YoY $131M +6% YoY Q1’22 Highlights • Continued strong position growth across both funds and equities • Facilitated introduction of pass- through voting by world’s largest asset manager • Integration of Itiviti is progressing and the sales pipeline is growing • Completed first phase of a Global Post-Trade Management (GPTM) implementation with a major U.S. bank

5© 2021 | Broadridge is well-positioned for long-term growth Broadridge’s long-term organic and M&A investments deliver our clients the technology and scale needed to benefit from these trends Reaffirming our outlook for a strong Fiscal Year 2022 and remain on track to deliver at the higher end of our three-year growth objectives Strong first quarter results highlight our continued execution1 2 3 Broadridge’s 2021 Sustainability Report highlights our focus on growing the right way over the long term 4 5 $52 billion and growing market opportunity driven by increasing democratization of investing and digitization

6© 2021 | Financial Overview

7© 2021 | Summary financial results $ in millions, except per share data FIRST QUARTER SUMMARY FINANCIAL RESULTS 2022 2021 Inc./(Dec.) Recurring revenues $751 $650 16% Total revenues 1,193 1,017 17% Operating income 103 79 31% Adjusted Operating income (Non-GAAP) 177 151 17% Adjusted Operating income margin (Non-GAAP) 14.8% 14.8% — Diluted earnings per share $0.57 $0.56 2% Adjusted earnings per share (Non-GAAP) $1.07 $0.98 9% Closed sales $30 $32 (6)% 1. Information about our use of Non-GAAP measures may be found on slides 20 – 25 1

8© 2021 | FY'19 FY'20 FY'21 FY'22 Recurring revenue increased 16% in first quarter 2022 Q1'21 Q1'22 RECURRING REVENUE GROWTH $650 $751 10%10% $ in millions Guidance 12 - 15% 6% +16%

9© 2021 | $124 $131 $156 $209 1Q'21 1Q'22 $138 $141 $18 $21 $79 $135 $165 1Q'21 1Q'22 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer $ in millions + 16% + 2% + 5% +23% ICS RECURRING REVENUES GTO RECURRING REVENUES First quarter 2022 segment Recurring revenues $410 $369 Capital Markets Wealth & Investment Management $341 $280 +34% + 6% YoY Growth YoY Growth $83 +11% +21%

10© 2021 | 16% 24% 20% 33% 39% 6% 5% 7% 11% 9% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade volume growth 12% 24% 12% (1)% 2% FY’20 FY’21 26% 10% 10% 2% ITG 12%9% TOTAL INTERNAL TRADE VOLUME GROWTH Note: Q1’21 positions represented 5% of total fiscal year 2021 positions. Q2’21: 8% | Q3’21: 32% | Q4’21: 55%

11© 2021 | First quarter 2022 Recurring revenue growth drivers FIRST QUARTER 2022 RECURRING REVENUES GREW 16% TO $751M ICS $369M 8 pts (2) pts 5 pts 0 pts $410M GTO $280M 5 pts (2) pts (2) pts 20 pts $341M $ in millions Pts contribution to growth $650 $751 1Q'21 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions 1Q'22 Recurring Revenue +7 pts (2) pts +2 pts +9 pts 16% 7% ORGANIC GROWTH

12© 2021 | $45 $45 $73 $72 $76 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 $1,017 $1,193 1Q'21 Total Revenue Recurring Event-Driven Distribution FX 1Q'22 Total Revenue First quarter 2022 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE +10 pts +3 pts +4 pts 1 pt 17% FIRST QUARTER 2022 TOTAL REVENUE GROWTH DRIVERS $55M FY’15-FY’21 QUARTERLY AVERAGE $ in millions Pts contribution to growth

13© 2021 | 17.1% 17.5% 18.1% FY'19 FY'20 FY'21 FY'22 15.0% 13.8% 13.6% 8.7%7.7% Q1'21 Q1'22 14.8% 14.8% +120 bps +40 bps +60 bps OPERATING INCOME MARGIN (GAAP) ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) ~19% Guidance Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN

14© 2021 | FY'20 FY'21 FY'22 1Q'21 1Q'22 $32 $30 $228 $232 Guidance Closed sales remain on track with fiscal year 2022 guidance $ in millions $240 – $280M CLOSED SALES

15© 2021 | $1.94 $2.16 $2.30 $2.56 33% 11% 6% 11% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. Includes acquisitions and minority investments. 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. 5. Announced fiscal year 2022 dividend amount. 6. FY’22 Capital returns YTD. SELECT USES OF CASH Q1’22 TOTAL CAPITAL RETURNS4 1 $82 $578 $269 $248 $58 FY'19 FY'20 FY'21 FY'22 $16 $20 $ in millions, except per share data 5 3 YoY Growth 6

16© 2021 | Fiscal Year 2022 guidance FY’22 Guidance Updates / Changes Recurring revenue growth 12-15% No change Adjusted Operating income margin (Non-GAAP) ~19% No change Adjusted earnings per share growth (Non-GAAP) 11-15% No change Closed sales $240-$280M No change

17© 2021 | Appendix

18© 2021 | Confidential and Proprietary | Supplemental reporting detail ‒ product line reporting (Unaudited) In the second quarter of fiscal year 2021, the Company changed its presentation of disaggregated revenue by product line disclosures to reflect internal realignment of the Company’s revenue reporting, specifically as it relates to Recurring fee revenues. Presentation of disaggregated revenue by product line disclosures in prior periods have been changed to conform to the current period presentation. 2020 2021 2022 Q1 % Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Growth Investor Communication Solutions ("ICS") Regulatory $783 $135 $145 $285 $375 $940 $165 23% Data-driven fund solutions 331 79 86 86 93 344 83 5% Issuer 156 18 21 44 106 189 21 16% Customer communications 568 138 136 162 134 570 141 2% Total ICS recurring fee revenues 1,839 369 387 577 709 2,042 410 11% Equity and other 78 18 21 40 45 123 28 52% Mutual Funds 98 27 24 33 28 112 49 80% Total Event-driven fee revenues 176 45 45 73 72 235 76 69% Distribution 1,446 331 344 447 427 1,549 367 11% Total ICS Revenues $3,461 $746 $776 $1,097 $1,208 $3,827 $854 14% Global Technology and Operations (“GTO”) Capital Markets $615 $156 $158 $159 $188 $661 $209 34% Wealth and investment management 492 124 127 137 136 525 131 6% Total GTO recurring fee revenues 1,107 280 285 296 324 1,186 341 21% Foreign Currency Exchange (39) (9) (6) (3) (1) (19) (1) (86)% Total Revenues $4,529 $1,017 $1,055 $1,390 $1,532 $4,994 $1,193 17% Closed Sales $228 $32 $44 $43 $113 $232 $30 (6%)

19© 2021 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

20© 2021 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2022 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, and (vi) Software Charge. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used.

21© 2021 | Non-GAAP measures Adjusted EBITDA reflects Net earnings before interest, taxes, other non-operating (income)/expenses net, depreciation, amortization, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses and Software Charge. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, and the Software Charge, from our Adjusted Operating Income (as applicable), as well as other adjusted earnings measures, because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

22© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $4.3 million and $9.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2021 and September 30, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended September 30, Dollars in millions 2021 2020 Operating income (GAAP) $103.3 $78.6 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 68.7 32.3 Acquisition and Integration Costs 2.9 1.7 Real Estate Realignment and Covid-19 Related Expenses 1.8 31.9 Software Charge — 6.0 Adjusted Operating income (Non-GAAP) $176.7 $150.6 Operating income margin (GAAP) 8.7% 7.7% Adjusted Operating income margin (Non-GAAP) 14.8% 14.8% Three Months Ended September 30, Dollars in millions 2021 2020 Net earnings (GAAP) $67.2 $65.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 68.7 32.3 Acquisition and Integration Costs 2.9 1.7 Real Estate Realignment and Covid-19 Related Expenses 1.8 31.9 Investment Gain — (8.7) Software Charge — 6.0 Subtotal of adjustments 73.4 63.3 Taxable impact of adjustments (a) (14.4) (14.6) Adjusted Net earnings (Non-GAAP) $126.3 $114.5

23© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $4.3 million and $9.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2021 and September 30, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended September 30, Dollars in millions, except per share amounts 2021 2020 Diluted earnings per share (GAAP) $0.57 $0.56 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.58 0.28 Acquisition and Integration Costs 0.02 0.01 Real Estate Realignment and Covid-19 Related Expenses 0.02 0.27 Investment Gain — (0.07) Software Charge — 0.05 Subtotal of adjustments 0.62 0.54 Taxable impact of adjustments (a) (0.12) (0.12) Adjusted earnings per share (Non-GAAP) $1.07 $0.98 Three Months Ended September 30, Dollars in millions 2021 2020 Net cash flows used in operating activities (GAAP) $(135.4) $(44.2) Capital expenditures and Software purchases and capitalized internal use software (15.9) (23.9) Proceeds from asset sales — 18.0 Free cash flow (Non-GAAP) $(151.4) $(50.2)

24© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) Year ended June 30, Dollars in millions 2021 2020 2019 Operating income (GAAP) $678.7 $624.9 $652.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 153.7 122.9 87.4 Acquisition and Integration Costs 18.1 12.5 6.4 IBM Private Cloud Charges — 32.0 — Real Estate Realignment and Covid-19 Related Expenses 45.3 2.4 — Software Charge 6.0 — — Adjusted operating income (Non-GAAP) $901.8 $794.8 $746.5 Operating income margin (GAAP) 13.6% 13.8% 15.0% Adjusted Operating income margin (Non-GAAP) 18.1% 17.5% 17.1%

25© 2021 | Confidential and Proprietary | Fiscal Year, 2022 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share – GAAP (5) – 0% growth Adjusted earnings per share – Non-GAAP 11-15% growth Adjusted Operating Income Margin (b) Operating income margin % - GAAP ~14% Adjusted Operating income margin % - Non-GAAP ~19% (Unaudited) (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Real Estate Realignment and Covid-19 Related Expenses, and is calculated using diluted shares outstanding. Fiscal year 2022 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.85 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Real Estate Realignment and Covid-19 Related Expenses. Fiscal year 2022 Non-GAAP Adjusted Operating income margin guidance estimates excludes approximately $280 million. Reconciliation of Non-GAAP to GAAP measures: Fiscal Year 2022 guidance

26© 2021 | Contacts W. Edings Thibault Edings.Thibault@Broadridge.com Sean Silva Sean.Silva@Broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through November 10, 2021 Domestic Dial-In: 1-877-344-7529 Access Code: 10161306 International Toll Dial-In: 1-412-317-0088 Passcode: 10161306 Click here for dial-ins by country Broadridge Fiscal First Quarter 2022 Earnings Conference Call Live Call Information Date: November 3, 2021 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com